SUPPLEMENT TO PROSPECTUS
                          DATED SEPTEMBER 25, 2000 FOR
                           THE HIRTLE CALLAGHAN TRUST

                 THE DATE OF THIS SUPPLEMENT IS NOVEMBER 7, 2000

THE SMALL CAPITALIZATION EQUITY PORTFOLIO
-----------------------------------------

INVESTMENT ADVISORY ARRANGEMENTS. Subject to the approval of the shareholders of the Portfolio, the Trust's Board of Trustees approved the engagement of Sterling Johnston Capital Management, Inc. ("Sterling Johnston") to serve as the third Specialist Manager for The Small Capitalization Equity Portfolio. The Board also approved an investment advisory agreement between Sterling Johnston and the Trust ("Proposed Sterling Johnston Agreement"), pursuant to which Sterling Johnston would be entitled to receive a fee calculated at an annual rate of .40% of those assets of the Portfolio allocated to Sterling Johnston from time to time by the Board. In connection with its consideration of the proposed Sterling Johnston engagement, the Board has also considered and approved an amendment ("Performance Fee Amendment") to the Sterling Johnston Agreement that would permit Sterling Johnston to be compensated on a performance fee basis. The Performance Fee Amendment is also subject to the approval of the Portfolio's shareholders. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Sterling Johnston, when compared to the asset-based fee arrangement included in the Proposed Sterling Johnston Agreement. Shareholders will be asked to approve the Proposed Sterling Johnston Agreement and the Performance Fee Amendment at a Special Meeting of the Shareholders of the Portfolio to be held on or about December 1, 2000

INFORMATION ABOUT STERLING JOHNSTON. Sterling Johnston adheres to a "bottom-up" and "growth-oriented" investment philosophy that emphasizes fundamental research in its effort to identify companies with above-average potential for growth in revenue and earnings relative to other companies in their industries or market sectors. Factors considered in this process include demonstrated accelerating earnings, strong and improving financials (e.g. balance sheet, cash flow) and strength of the company's stock price relative to other companies in its industry. Sterling Johnston, which is expected to be more aggressive in seeking opportunities for growth than either of the Portfolio's current Specialist Managers, attempts to identify specific circumstances or "catalysts" (e.g., a corporate restructuring or the introduction of a new product, consolidations within its industry, or new technologies or product markets) that will benefit a particular issuer. Securities may be considered for sale when Sterling Johnston anticipates decelerating earnings, weak financials or a decline in the strength of the company's stock price, or when it determines that a previously identified catalyst no longer appears to be a positive factor for the company. Sterling Johnston's principal offices are located at One Sansome Street, San Francisco, California, 94104. As of September 30, 2000, Sterling Johnston managed assets of $235 million; Sterling Johnston does not currently provide investment advisory services to any mutual fund.

Day-to-day investment decisions for that portion of Portfolio allocated to Sterling Johnston will be the responsibility of Scott Sterling Johnston, Sterling Johnston's Chief Executive Officer and Chief Investment Officer. Mr.
Johnston obtained a BA from University of California in 1967, and an MBA in business from the University of Southern California in 1969. Mr. Johnston began his career as a consultant with Arthur Andersen & Co., and later joined Smith Barney as an institutional salesman. Mr. Johnston then became Managing Director and Chief Investment Officer (CIO) of the Trust Investment Department at San Diego Trust and Savings Bank from 1976 to 1981, and subsequently served as Managing Director and CIO of Pacific Century Group, Inc., an investment advisory subsidiary of Security Pacific Bank from 1981 to 1985. He founded Sterling Financial Group, Inc., an SEC registered investment adviser, in 1985, as Chief Executive Officer and CIO. For a brief period, (1993 to 1996) he was a founder and CIO of Apodaca-Johnston Capital Management, Inc. He left to reactivate Sterling Financial Group, Inc. and changed the name to Sterling Johnston Capital Management, Inc. in 1996. Sterling Johnston is an independent investment advisory firm; Mr. Johnston holds a controlling interest in the firm.

INFORMATION ABOUT THE PROPOSED PERFORMANCE FEE AMENDMENT. If the Performance Fee Amendment is approved and implemented, Sterling Johnston will be entitled to receive a compensation for its services based in part on the performance achieved by the Sterling Johnston Account in accordance with a "fulcrum fee" arrangement. The arrangement will reward Sterling Johnston for performance that exceeds the total return of the Russell 2000 Small Cap Growth Stock Index ("Index Return") by a factor of at least .40% (40 basis points) and to reduce Sterling Johnston's compensation with respect to periods during which lesser performance is achieved. Before the proposed performance fee arrangement can be implemented, the proposed Performance Fee Amendment must be approved by the

                                                      THE HIRTLE CALLAGHAN TRUST
                                                        SUPPLEMENT TO PROSPECTUS
                                                        DATED SEPTEMBER 25, 2000
                                               SUPPLEMENT DATE: OCTOBER 31, 2000
shareholders of the Small Cap Portfolio. In addition, certain exemptive relief relating to the proposed performance fee must be obtained by Sterling Johnston from the SEC before the Performance Fee Amendment can become effective.

THE FIXED INCOME II PORTFOLIO. The investment objective of The Fixed Income II Portfolio is to achieve above-average return over a market cycle of three to five years. It is anticipated that the performance benchmark for this Portfolio will be the Lehman Brothers Aggregate Bond Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark and the effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years. The Portfolio may invest more than 50% of its assets in mortgage-backed securities. Investments in these securities are subject to the risk that, if interest rates decline, borrowers may pay off their mortgages sooner than expected. If this occurs, the Portfolio would have to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

THE HIGH-YIELD PORTFOLIO. The investment objective of The High Yield Portfolio is to achieve above-average return over a market cycle of three to five years. It is anticipated that the performance benchmark for this Portfolio will be the Credit Swiss/First Boston High Yield Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark and the effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years.

                                                      THE HIRTLE CALLAGHAN TRUST
                                                        SUPPLEMENT TO PROSPECTUS
                                                        DATED SEPTEMBER 25, 2000
                                               SUPPLEMENT DATE: OCTOBER 31, 2000